EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 2000, in Amendment No. 4 to the Registration Statement (Form SB-2 No. 333-36620) and related Prospectus of EntrePort Corporation for the registration of 5,283,614 shares of its common stock.


                                                           /s/Ernst & Young LLP
         San Diego, California
         February 12, 2001